UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):


                                October 28, 2004


                           Columbia Sportswear Company
             (Exact name of registrant as specified in its charter)



                 Oregon                000-23939                     93-0498284
 (State or other jurisdiction of  (Commission File Number)      (I.R.S. Employer
              incorporation)                                 Identification No.)



                       14375 Northwest Science Park Drive
                             Portland, Oregon 97229
                    (Address of principal executive offices)

                                 (503) 985-4000
              (Registrant's telephone number, including area code)

                                    No Change
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02  Results of Operations and Financial Condition

     On October 28, 2004, Columbia Sportswear Company issued a press release reporting its third quarter 2004 financial results. A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             COLUMBIA SPORTSWEAR COMPANY

                             Dated:  October 28, 2004



                             By:  /s/ Peter J Bragdon
                                  ----------------------------------------------
                                   Peter J Bragdon
                                   Vice President and General Counsel, Secretary

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                                  EXHIBIT INDEX

Exhibit    Description
-------    -----------

  99.1     Press release dated October 28, 2004 (furnished pursuant to Item
           2.02 hereof).